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                       SECURITIES AND EXHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 current report
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          January 10, 2000
                                                     ---------------------------


                            Electric Fuel Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23336                 95-4302784
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(State or Other Jurisdiction           (Commission             (IRS Employer
     or Incorporation)                 File Number)          Identification No.)


885 Third Avenue, Suite 2900, New York, New York                10022
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     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (212) 829-5536
                                                    ----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events


     Pursuant to a Common Stock Purchase Agreement dated January 5, 2000, by and between Electric Fuel and a group of private investors, and subject to certain conditions and limitations contained in the Agreement, on January 10, 2000 we issued 385,000 shares of our Common Stock, $.01 par value per share, at a price of $2.50 per share, for a total purchase price of $962,500. The shares were issued in a private placement under the Securities Act of 1933, as amended, in reliance on the exemption therefrom provided by Section 4 (2) of the Securities Act. We will use the $914,375 in net proceeds of this offering for working capital purposes, including intensifying our marketing and sales efforts.

     Following the private placement, Electric Fuel has 17,538,387 shares of Common Stock outstanding, compared to 17,153,387 shares before the offering (giving effect to the exercise of warrants to purchase 1,425,000 shares of common stock issued in December 1999). The average closing price on the Nasdaq National Market for Electric Fuel Common Stock for the 20 days preceding the date of the purchase agreement was $2.49 per share.

     Pursuant to an Escrow Agreement and the terms of the Purchase Agreement, the shares we issued and the proceeds of the offering were deposited in an interest-bearing escrow account. The funds in the escrow account will be released to us and the securities will be released to the purchasers when a resale registration statement for the securities on Form S-3 is declared effective by the Securities and Exchange Commission. We undertook to file this registration statement promptly after the deposit of the full purchase price in the escrow account. In the event that the Form S-3 is not declared effective by April 30, 2000, the purchasers will have the right to have the escrow agent return the shares to us and release the funds in the account to the purchasers.

     Pursuant to the terms of the Purchase Agreement, the purchasers agreed that until January 10, 2005, neither they nor any of their affiliates (as defined in the Securities Act), directly or indirectly or in conjunction with or through any Associate (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended), will: (a) solicit proxies with respect to any capital stock or other voting securities of Electric Fuel under any circumstances, or become a "participant" in any "election contest" relating to the election of directors of Electric Fuel (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act); or (b) make an offer for the acquisition of substantially all of the assets or capital stock of Electric Fuel or induce or assist any other person to make such an offer; or (c) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any capital stock or other voting securities of Electric Fuel for the purpose of accomplishing the actions referred to in clauses (a) and (b) above.

     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the agreement itself. A copy of the Purchase Agreement is attached to this report as Exhibit 4a, and is incorporated herein by reference.

                                       2
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELECTRIC FUEL CORPORATION
                                     (Registrant)


                                     By:  /s/Robert S. Ehrlich
                                          --------------------
                                          Robert S. Ehrlich
                                          Chairman and Chief Financial Officer

Date:  January 24, 2000

                                       4
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                                  EXHIBIT INDEX


      The following exhibits are filed with the Current Report on Form 8-K.


  EXHIBIT NO.               Description                       SEQUENTIAL PAGE
                                                                   NUMBER

      4a             Common Stock Purchase Agreement                 6
                     between Electric Fuel Corporation
                     and the Purchasers listed on
                     Exhibit A thereto, dated
                     January 5, 2000.